UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2018

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Notes

On October 11, 2018 (the “Closing Date”), pursuant to the terms of the Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018 (the “Amended and Restated Merger Agreement”), by and between Web.com Group, Inc., a Delaware corporation (“Web.com”), Parker Private Holdings II, LLC, a Delaware limited liability company (“Parent”) and Parker Private Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Parent, Merger Sub was merged with and into Web.com (the “Merger”), with Web.com surviving the Merger (the “Surviving Corporation”) as an indirect wholly owned subsidiary of Parent. The Amended and Restated Merger Agreement amends and restates in its entirety the Agreement and Plan of Merger, dated June 20, 2018, by and between Web.com, Parent and Merger Sub.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

The Amended and Restated Merger Agreement and the Merger were approved by Web.com’s stockholders at a special meeting of Web.com’s stockholders held on October 10, 2018. The Merger became effective on October 11, 2018, when the certificate of merger of Web.com and Merger Sub were filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, each share of Web.com’s common stock (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive $28.00 in cash, without interest and subject to any applicable withholding of taxes (the “Merger Consideration”).

In addition, at the Effective Time, (i) all outstanding unvested options to purchase Company Common Stock became fully vested and exercisable and to the extent not exercised prior to the Effective Time all outstanding options to purchase Company Common Stock were cancelled in the Merger, and the holder thereof received an amount per share equal to the excess, if any, of $28.00 over the exercise price per share of such stock option, without any interest thereon and subject to all applicable withholding taxes; (ii) all outstanding shares of restricted stock of Web.com subject to time-based vesting restrictions became fully vested and nonforfeitable and was converted into the right to receive an amount of cash per share of restricted stock equal to $28.00, without any interest thereon and subject to all applicable withholding taxes; and (iii) all unvested restricted stock units of Web.com became fully vested (in the case of restricted stock units subject to performance-based vesting, based upon an achievement of 100% of the target level of performance in each performance year remaining) and any such outstanding restricted stock unit of Web.com was cancelled and the holder received an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes.

The foregoing description of the Merger, the Amended and Restated Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Merger Agreement, a copy of which is filed as Exhibit 2.1 to Web.com’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2018.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, Web.com notified The Nasdaq Global Select Market (“Nasdaq”) of the effectiveness of the Merger and of its intent to remove the Company Common Stock from listing on Nasdaq and requested that Nasdaq file a notification of removal from listing on Form 25 with the SEC with respect to the Company Common Stock. Trading of the Company Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Web.com intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934 (“Exchange Act”), requesting the deregistration of the Company Common Stock and the suspension of Web.com’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act, as amended, with respect to the Company Common Stock, as promptly as practicable.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time was cancelled and automatically converted into the right to receive the Merger Consideration (other than (i) shares of Company Common Stock then held by Web.com (or held in its treasury), which were cancelled and retired and ceased to exist, and for which no consideration was delivered in exchange therefor; (ii) shares of Company Common Stock then held by Parent, Merger Sub or any other wholly-owned subsidiary of Parent, which were cancelled and retired and ceased to exist, and for which no consideration was delivered in exchange therefor; and (iii) shares owned by stockholders who have properly exercised and perfected, and have neither effectively withdrawn nor lost, their right to appraisal and payment under Section 262 of the Delaware General Corporation Law, which were treated as described further in Web.com’s definitive proxy statement).

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, Parent acquired 100% of the voting securities of Web.com and as a result, a change of control has occurred. Upon consummation of the Merger, Web.com became a wholly-owned subsidiary of Parent. The aggregate purchase price paid for all equity securities of Web.com was approximately $1.47 billion.

The information disclosed under Item 2.01 is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Resignations and Appointments

At the Effective Time, each of Timothy P. Cost, Hugh M. Durden, Philip J. Facchina, John Giuliani, Timothy I. Maudlin, Robert S. McCoy, Jr. and Deborah H. Quazzo, ceased to serve as directors of Web.com. These resignations were not a result of any disagreement between Web.com and the directors on any matter relating to Web.com’s operations, policies or practices. The directors of Merger Sub immediately prior to the Effective Time, consisting of Frank Baker, Peter Berger and Jeffrey Hendren, became the directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

Termination of Equity Incentive Plans

On October 11, 2018, each of Web.com’s 2014 Equity Incentive Plan, 2008 Equity Incentive Plan, 2005 Equity Incentive Plan, 2005 Non-Employee Directors' Stock Option Plan, Yodle, Inc. 2007 Equity Incentive Plan, 2017 Acquisio Inducement Award Plan, 2017 DonWeb Inducement Award Plan, 2016 Inducement Award Plan, 2011 Inducement Award Plan, 2010 Inducement Award Plan, and 2009 Inducement Award Plan, was terminated.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation of Web.com was amended and restated as provided in the Amended and Restated Merger Agreement (the “Amended and Restated Certificate”). The Amended and Restated Certificate is attached as Exhibit 3.1 hereto and incorporated herein by reference. At the Effective Time, the amended and restated bylaws of Web.com were amended and restated to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws of the Surviving Corporation are attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 11, 2018, Web.com issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, by and among Web.com Group, Inc., Parker Private Holdings II, LLC, and Parker Private Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Web.com Group Inc.’s Current Report on Form 8-K filed with the SEC on August 6, 2018).

3.1	Amended and Restated Certificate of Incorporation of Web.com Group, Inc.

3.2	Amended and Restated Bylaws of Web.com Group, Inc.

99.1	Press release, dated October 11, 2018, announcing the closing of the Merger.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc.
(Registrant)

Date: October 11, 2018
/s/ Matthew P. McClure
Matthew P. McClure, Secretary